          ----------------------------------------------------------------
                                       THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
          ----------------------------------------------------------------






                                ANNUAL REPORT
                               DECEMBER 31, 1999
                          MORGAN STANLEY DEAN WITTER
                          INVESTMENT MANAGEMENT INC.
                              INVESTMENT ADVISER






                       THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 44.56% compared to 49.21% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through December 31, 1999, the Fund had a total return, based on net asset value per share, of -73.50% compared to -57.91% for the Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $2-7/16 representing a 28.4% discount to the Fund's net asset value per share.

As the market operated under `informal capital controls' throughout the year, the Fund used a higher Pakistan exchange rate than the local interbank exchange rate that is used by the Index. If the same exchange rate were used for both the Fund and the Index, the Fund would have outperformed the Index.

FUND PERFORMANCE

The main drivers of the Fund's improved performance in 1999 have been (i) investment strategy that emphasizes large capitalization, liquid blue-chip stocks; (ii) a more active stock rotation driven by quick response to changing sector and company fundamentals; and (iii) greater focus on market timing and adjusting asset allocation between cash and equities.

The Fund went significantly underweight in fertilizer, chemicals, power and banking sectors during the first half of 1999. The overweight sectors were oil marketing, textiles/ synthetics and insurance. In the second half of 1999, power, banking and consumer goods sectors were also overweighted just as they were starting to outperform.

The Fund operates in a market with a very narrow investable universe where the top five most capitalized stocks make up almost 50% of the total market capitalization. The Fund is often unable to match Index weightings in key stocks due to limitations under diversification rules.

STOCK MARKET REVIEW

The Pakistan stock market witnessed extraordinary volatility last year. January saw the Index at 945 in the aftermath of 1998 nuclear tests and subsequent sanctions, followed by freezing of foreign currency accounts and imposition of capital controls. After the external debt restructuring agreement with multinational and bilateral lenders in the second quarter of 1999, the Index recovered to touch 1400. Immediately thereafter, the Kargill crisis in Kashmir sent the market tumbling back to 1100 levels, where it became range bound. Political uncertainty mounted in the second half of the year with government focus shifted from the economy and towards its own survival. The crisis reached its climax with the Prime Minister's sudden decision to dismiss the army chief and the army's response of a bloodless military coup. The Index fell by 150 points after the coup to 1120 on October 15, 1999. It then bounced back to close the year at 1409 - up 25% in just under three months.

Interest rates have continued to remain low and there is excess liquidity in the financial system after the withdrawal of banks' deposit lottery schemes. This is the key driver in the recent run up in stock valuations. At the same time, there is certainly more local investor confidence and a domestic re-rating is taking place based on reduced political uncertainty, greater transparency in policies as well as improving corporate sector fundamentals and earnings growth outlook.

OUTLOOK FOR 2000

POLITICS

On the political front, the military backed technocratic government is likely to continue operating for the foreseeable future. From an investor perspective, the relative stability on the political front is likely to reduce uncertainty. While there will continue to be international pressure for a quick return to democracy, the military is likely to opt for a gradual move towards greater representation beginning with local/district council elections at grass root levels by the end of the year. In fact, their credibility over the coming months is critically dependent on delivering on the promises of good governance, accountability of corrupt elements and sustained economic revival through reforms - key elements of the new government's policy framework agenda.

Initial moves by the new administration have been in the right direction. The crackdown on bank loan defaulters has resulted in 10 billion rupee being recovered and some 30 billion rupee being rescheduled within two months -something not achieved by any government in the last two decades. There has also been a move towards greater financial transparency of government functionaries with the army chief, along with navy and airforce chiefs, declaring their personal assets. A seven-member National Security Council has also been formed consisting of heads of the three armed forces services and key ministries.

ECONOMICS

On the economic front, an Economic Advisory Board (EAB) has been constituted, headed by the finance minister who is a senior banker inducted from Citibank. It has drawn up an exhaustive blueprint for economic re-form on a sector-by-sector basis with special focus on tax revenue enhancement, documentation of the economy, boosting the agricultural sector to both raise farm incomes and reduce imports of basic foodstuff, accelerating capital market and banking sector reforms and laying the foundations for developing export and information technology industries.

Privatization has again been revived, with emphasis on phasing the process through domestic listing of public sector entities on the local stock exchanges initially. A first move in this direction has been the formulation and staffing of the Gas Regulatory Authority, something that was pending for the last five years. This is a precursor to gas sector deregulation and privatization of the gas utilities. Similar moves are expected in the oil marketing and distribution sectors by the second half of 2000. Concerning the telecommunications monopoly, PTCL has been shifted from the ministry of communication to the ministry of technology. This is consistent with the new administration's emphasis on technology development and realization of the potential benefits of convergence between telecommunication & information technology.

Signs of fiscal austerity are also emerging. Defense expenditure has been slashed; petroleum product prices have been raised by 10% to compensate for the rise in international crude oil prices, while 15% general sales tax has been imposed on the energy sector. These measures will help generate revenue in the second half of fiscal 2000. In the meantime, the Central Board of Revenue is undergoing a shake up and sales tax collections are being tightened. The full year target is to curtail fiscal deficit to 4.4% of GDP.

Lack of progress on resolving the Independent Power Producers (IPP) conflict and continuing informal controls on capital repatriation by foreign investors were major causes for poor market sentiment. The new administration has taken some steps towards resolution of these issues. The central bank has cleared most of the backlog of portfolio funds waiting for repatriation. It has also issued a notice that it will strive to remain current on new requests for repatriation. Central Bank's permission is no longer necessary to remit out dividends, fees, etc. As far as the IPP issue is concerned, new reduced tariff agreements have been signed by WAPDA with most IPPs barring the National Power Group (Hubco). Here too, there are increasing signs that both sides are being actively encouraged by the government to find an amicable middle way and resolve the dispute.

While the above moves are a step in the right direction, it remains to be seen how quickly and effectively they are implemented. If reasonable progress becomes visible by budget time in June 2000, investor confidence should get a major boost. The re-rating of the market by domestic investors which began in December 1999, will then likely accelerate as confidence builds that reforms will finally get implemented and sustained economic growth would have a greater potential of being realized.

POTENTIAL RISK FACTORS

Despite positive developments in macro economic policy and corporate earnings outlook, there are several risks that need to be kept in mind.

WEAK BALANCE OF PAYMENTS AND FOREIGN EXCHANGE RESERVES

Although exports were up by 9% in the first half of 1999, imports rose faster, by 13%. The inflow of expatriate remittances also remained low resulting in a higher current account deficit on a year-over-year basis. The rise in petroleum prices and upturn in other commodity prices means that the current account is likely to remain under pressure. With foreign exchange reserves stuck in the $1.4-$1.5 billion range for the past six months, the question that will become increasingly pressing is how will Pakistan fund its 2001 debt servicing requirements once the present breathing space created by rescheduling ends.

The optimistic scenario is that if the government follows through with its reform policies and meets IMF targets, there may be a possibility of a more comprehensive external debt rescheduling in 2001. As part of global real-politick, Pakistan may be required to sign the Comprehensive Test Ban Treaty (CTBT) in return for a larger and longer term debt restructuring. If such a scenario unfolds, sovereign credit ratings could improve in the medium term and reduce international investors risk perception for Pakistan. The pessimistic scenario is that the present administration gets mired in the politics of pleasing various competing constituencies in order to legitimize its stay in power. This would lead to loss of momentum on the economic reform front and likely failure to meet the benchmarks agreed with the IMF. If this happens and, further, if Pakistan takes a hard-line towards signing the CTBT, a second rescheduling of external debt would be put in jeopardy.

DOMESTIC POLITICAL UNREST

Although the probability of general public dissent appears limited in the immediate future, if some form of representation arrangements are not in place by 2000, public resentment against the government might surface. This could occur especially if the economy is not put back on an even keel by the end of 2000.

RELATIONS WITH INDIA

Pakistan's relations with India touched new lows during 1999 due to the Kargill crisis and particularly in the aftermath of the recent hijacking incident. The G-7 has voiced concerns at the increasing polarization between the two nuclear weapon-possessing states. The United States has initiated separate dialogues with both countries to explore common grounds that can help ease tensions.

Given these risks, in the short-term, foreign inflows - both portfolio and direct - are likely to remain subdued. However, if concrete progress is seen on the economic front and there is a move towards greater representation, the overall risk perception for Pakistan would improve.

INVESTMENT STRATEGY FOR 2000

Keeping the above discussion in view, we believe that the Pakistan market certainly has the potential to continue re-rating upwards during the course of 2000. As and when the various triggers come into play, the market is likely to make fresh gains and consolidate at each level. Based on these expectations, the Fund strategy will become slightly more aggressive as confidence is built in policy implementation.

At present, our sector outlook leads us to overweight telecommunications, power generation, oil and gas distribution and banks as well as textiles and fast moving consumer goods. Emphasis will also be on companies that concentrate on market share while remaining low cost producers in a moderate to low inflation environment. Finally, as the broader market consolidates at higher levels, IPO activity is likely to restart as several issues earmarked for listing had been put off due to poor market conditions. The Fund will look at these opportunities closely as they come up.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

EFFECTIVE JANUARY, 2000, TIMOTHY JENSEN NO LONGER SERVES AS MANAGER OF THE FUND. ASHUTOSH SINHA, WHO PREVIOUSLY SHARED PRIMARY RESPONSIBILITY WITH MR. JENSEN, WILL CONTINUE TO HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND.

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                           TOTAL RETURN (%)
                              ------------------------------------------------------------------------
                                  MARKET VALUE (1)       NET ASSET VALUE (2)         INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------
          One Year               32.89%       32.89%      44.56%       44.56%      49.21%       49.21%
          Five Year             -69.89       -21.34      -67.37       -20.07      -53.99       -14.38
          Since Inception*      -80.72       -23.95      -73.50       -19.81      -57.91       -13.41


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                   [GRAPH]


                                                           YEAR ENDED DECEMBER 31,

                                        1993*     1994     1995       1996      1997       1998      1999
                                       ------    ------   ------     ------    ------     ------    ------
Net Asset Value Per Share . . . . . .  $14.03     $11.42    $6.57      $4.77     $6.01      $2.37    $3.41
Market Value Per Share. . . . . . . .  $15.50      $9.00    $5.25      $5.13     $4.88      $1.88    $2.44
Premium/(Discount). . . . . . . . . .   10.5%     -21.2%   -20.1%       7.5%    -18.8%     -20.7%   -28.4%
Income Dividends. . . . . . . . . . .      --      $0.03    $0.00#        --     $0.01      $0.16    $0.07
Capital Gains Distributions . . . . .      --         --    $0.00#        --        --         --       --
Fund Total Return (2) . . . . . . . .   -0.50%    -18.36%  -42.43%    -27.40%    26.32%    -57.25%   44.56%
Index Total Return (3). . . . . . . .     N/A      -8.51%  -31.14%    -19.46%    26.13%    -55.88%   49.21%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
*    The Fund commenced operations on December 27, 1993.
#    Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS


                                       [CHART]

Equity Securities                       (95.1%)
Short-Term Investments                   (4.9%)

--------------------------------------------------------------------------------
SECTORS


                                       [CHART]

Other                                    (5.1%)
Utilities -- Electrical & Gas           (20.4%)
Transportation -- Airlines               (1.7%)
Textiles & Apparel                       (4.4%)
Telecommunications -- Integrated        (15.8%)
Banking                                  (5.8%)
Insurance                                (3.2%)
Chemicals                               (13.5%)
Energy Sources                          (20.4%)
Forest Products & Paper                  (2.3%)
Health & Personal Care                   (7.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                  PERCENT OF
                                                  NET ASSETS
                                                  ----------
     1.   Hub Power Co., Ltd.                       16.8%
     2.   Pakistan Telecommunications Corp.         15.8
     3.   Pakistan State Oil Co., Ltd.              13.7
     4.   Lever Brothers Pakistan Ltd.               7.4
     5.   Engro Chemicals Ltd.                       7.1
     6.   Shell Pakistan Ltd.                        5.7
     7.   Fauji Fertilizer Co., Ltd.                 5.6
     8.   Muslim Commercial Bank Ltd.                4.2
     9.   Sui Southern Gas Co.                       3.6
     10.  Adamjee Insurance Co., Ltd.                3.2
                                                    ----
                                                    83.1%
                                                    ----
                                                    ----

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999


                                                                          VALUE
                                                       SHARES              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AUTOMOBILES (1.2%)
   Pak Suzuki Motor Co., Ltd.                       1,354,500    U.S.$      460
                                                                 --------------
-------------------------------------------------------------------------------
BANKING (5.8%)
   Askari Bank                                      2,172,591               637
   Muslim Commercial Bank Ltd.                      3,533,070             1,659
                                                                 --------------
                                                                          2,296
                                                                 --------------
-------------------------------------------------------------------------------
CHEMICALS (13.5%)
   Engro Chemicals Ltd.                             1,206,064             2,792
   Fauji Fertilizer Co., Ltd.                       2,245,200             2,203
   ICI Pakistan Ltd.                                1,733,500               336
                                                                 --------------
                                                                          5,331
                                                                 --------------
-------------------------------------------------------------------------------
ENERGY SOURCES (20.4%)
   Pakistan Oilfields Ltd.                            471,462               396
   Pakistan State Oil Co., Ltd.                     1,516,780             5,428
   Shell Pakistan Ltd.                                456,600             2,274
                                                                 --------------
                                                                          8,098
                                                                 --------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
(a)Trust Modaraba Ltd.                                    100                --@
                                                                 --------------

-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (2.3%)
   Packages Ltd.                                      798,671               914
                                                                 --------------
-------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (7.4%)
   Lever Brothers Pakistan Ltd.                       190,160             2,922
                                                                 --------------
-------------------------------------------------------------------------------
INSURANCE (3.2%)
   Adamjee Insurance Co., Ltd.                      1,325,201             1,284
                                                                 --------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- INTEGRATED (15.8%)
(a,b)Pakistan Telecommunications Corp. GDR             30,383             1,225
   Pakistan Telecommunications Corp. 'A'           12,611,800             5,049
                                                                 --------------
                                                                          6,274
                                                                 --------------
-------------------------------------------------------------------------------
TEXTILES & APPAREL (4.4%)
   Ibrahim Fibre Ltd.                               5,059,700             1,120
   Nishat Mills Ltd.                                1,220,211               603
   Saif Textiles Mills Ltd.                               100                --@
                                                                 --------------
                                                                          1,723
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION -- AIRLINES (1.7%)
(a)Pakistan International Airlines Corp. 'A'        3,364,000               686
                                                                 --------------
-------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (20.4%)
(a)Hub Power Co., Ltd.                             16,888,500    U.S.$    6,651
(a)Sui Southern Gas Co.                             5,206,983             1,441
                                                                 --------------
                                                                          8,092
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$39,553)                                                    38,080
                                                                 --------------
-------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
   Chase Securities, Inc., 2.60%,
    dated 12/31/99, due 1/3/00, to
    be repurchased at U.S.$558,
    collateralized by U.S.$575
    United States Treasury Note,
    6.125%, due 12/31/01, valued
    at U.S.$574 (Cost U.S.$558)              U.S.$      558               558
                                                                 --------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (3.5%)
   Pakistani Rupee
    (Cost U.S.$1,364)                          PKR      73,946            1,364
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
   (Cost U.S.$41,475)                                                    40,002
                                                                 --------------
-------------------------------------------------------------------------------
OTHER ASSETS (1.3%)
   Dividends Receivable                        U.S.$       490
   Other Assets                                             33              523
                                                    ----------   --------------
-------------------------------------------------------------------------------
LIABILITIES (-2.3%)
   Payable For:
     Dividends Declared                                   (641)
     Professional Fees                                     (66)
     Shareholder Reporting Expenses                        (37)
     Directors' Fees and Expenses                          (35)
     Investment Advisory Fees                              (33)
     Custodian Fees                                        (31)
     Pakistani Investment Advisory Fees                    (17)
     Administrative Fees                                   (14)
     Bank Overdraft                                         (8)
   Other Liabilities                                       (21)            (903)
                                                    ----------   --------------
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 11,604,792, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                              U.S.$   39,622
                                                                 --------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$     3.41
                                                                 --------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock                                                  U.S.$      116
   Capital Surplus                                                      163,015
   Distributions in Excess of Net Investment Income                          (7)
   Accumulated Net Realized Loss                                       (122,029)
   Unrealized Depreciation on Investments and
    Foreign Currency Translations                                        (1,473)
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                U.S.$    39,622
                                                                 --------------
-------------------------------------------------------------------------------

(a) - Non-income producing
(b) - Security valued at fair value - see Note A-1 to financial statements.
@   - Value is less than U.S.$500.
GDR - Global Depositary Receipt

December 31, 1999 exchange rate - Pakistani Rupee (PKR) = 54.208 U.S.$1.00.



   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                               YEAR ENDED
                                                               DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$       1,949
   Interest. . . . . . . . . . . . . . . . . . . . . . . . .                  24
   Less: Foreign Taxes Withheld. . . . . . . . . . . . . . .                (212)
--------------------------------------------------------------------------------
     Total Income. . . . . . . . . . . . . . . . . . . . . .               1,761
--------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees. . . . . . . . . . . . . . . . .                 325
   Administrative Fees . . . . . . . . . . . . . . . . . . .                 129
   Custodian Fees. . . . . . . . . . . . . . . . . . . . . .                 116
   Pakistani Investment Advisory Fees. . . . . . . . . . . .                  93
   Professional Fees . . . . . . . . . . . . . . . . . . . .                  64
   Shareholder Reporting Expenses. . . . . . . . . . . . . .                  64
   Directors' Fees and Expenses. . . . . . . . . . . . . . .                  40
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . .                  15
   Other Expenses. . . . . . . . . . . . . . . . . . . . . .                  61
--------------------------------------------------------------------------------
     Total Expenses. . . . . . . . . . . . . . . . . . . . .                 907
--------------------------------------------------------------------------------
       Net Investment Income . . . . . . . . . . . . . . . .                 854
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold. . . . . . . . . . . . . . . .             (18,658)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . .              30,675
   Appreciation on Foreign Currency Translations . . . . . .                  72
--------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation. . . . .              30,747
--------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized
 Appreciation/Depreciation . . . . . . . . . . . . . . . . .              12,089
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . .   U.S.$      12,943
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 1999   DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                     (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income . . . . . . . .     U.S.$       854     U.S.$     2,625
   Net Realized Loss . . . . . . . . . .             (18,658)            (24,479)
   Change in Unrealized
    Appreciation/Depreciation. . . . . .              30,747             (18,577)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net
    Assets Resulting from Operations . .             12,943             (40,431)
--------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . .                (772)             (1,857)
   In Excess of Net Investment Income. .                  (7)                (25)
--------------------------------------------------------------------------------
   Total Distributions . . . . . . . . .                (779)             (1,882)
--------------------------------------------------------------------------------
   Total Increase (Decrease) . . . . . .              12,164             (42,313)

Net Assets:
   Beginning of Period . . . . . . . . .              27,458              69,771
--------------------------------------------------------------------------------
   End of Period (including
    distributions in excess of net
    investment income of U.S.$(7) and
    U.S.$(25), respectively) . . . . . .     U.S.$    39,622     U.S.$    27,458
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                                     --------------------------------------------------------------------
AND RATIOS:                                                    1999          1998          1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................  U.S. $ 2.37   U.S.$  6.01   U.S.$  4.77    U.S.$  6.57    U.S.$ 11.42
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)..............................         0.07          0.22          0.04          (0.04)         (0.02)
Net Realized and Unrealized Gain (Loss) on Investments....         1.04        (3.70)          1.21          (1.76)         (4.83)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations......................         1.11        (3.48)          1.25          (1.80)         (4.85)
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income...................................        (0.07)        (0.16)        (0.01)            --          (0.00)#
  In Excess of Net Investment Income......................        (0.00)#       (0.00)#          --             --          (0.00)#
  Net Realized Gain.......................................           --            --            --             --          (0.00)#
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions...................................        (0.07)        (0.16)        (0.01)            --          (0.00)#
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................  U.S.$  3.41   U.S.$  2.37   U.S.$  6.01    U.S.$  4.77    U.S.$  6.57
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.....................  U.S.$  2.44   U.S.$  1.88   U.S.$  4.88    U.S.$  5.13    U.S.$  5.25
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value............................................        32.89%       (58.30)%       (4.63)%        (2.38)%       (41.63)%
  Net Asset Value (1).....................................        44.56%       (57.25)%       26.32%        (27.40)%       (42.43)%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).....................  U.S.$39,622   U.S.$27,458   U.S.$69,771    U.S.$55,399    U.S.$76,219
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets...................         2.38%         2.69%         2.25%          2.30%          2.20%
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................         2.24%         5.88%         0.61%         (0.63)%        (0.36)%
Portfolio Turnover Rate...................................           71%           55%           31%            28%            15%
--------------------------------------------------------------------------------------------------------------------------------

#    Amount is less than U.S.$0.01 per share.

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income.
     Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are generally translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     At December 31, 1999, the Pakistani currency has been fair valued under procedures approved by the Board of Directors due to the imposition of capital controls in Pakistan. The impact of such fair valuation procedures was significant.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book- tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under the terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of 0.30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of- pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the year ended December 31, 1999, the Fund made purchases and sales totaling $22,354,000 and $21,966,000, respectively, of investment securities other than long- term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $45,234,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $6,596,000, of which $4,685,000 related to appreciated securities and $11,281,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $116,829,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004, $10,411,000 will expire on December 31, 2005, $12,604,000 will expire on December 31, 2006 and $25,569,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $3,000 and post-October capital losses of $76,000.

G. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan totaled $35,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1999, the Board of Directors declared a distribution of $0.06 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1999, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $212,000. In addition, for the year ended December 31, 1999, gross income derived from sources within a foreign country totaled $1,949,000.

REPORT OF INDEPENDENT ACCOUNTANTS
---------

To the Shareholders and Board of Directors of The Pakistan Investment Fund, Inc.


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Pakistan Investment Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                                The Pakistan Investment Fund, Inc.
                                American Stock Transfer & Trust Company
                                Dividend Reinvestment and Cash Purchase Plan
                                40 Wall Street
                                New York, NY 10005
                                1-800-278-4353